UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)          July 17, 2019 (July 16, 2019)

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Ebix Way Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (678) 281-2020
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                         Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbols	Name of each exchange on which registered
Common stock, $0.10 par value per share	EBIX	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement
On July 16 2019, Ebix, Inc., a Delaware corporation (“Ebix”), entered into a Merger Agreement (the “Merger Agreement”) with Yatra Online, Inc., a Cayman Islands exempted company limited by shares (“Yatra”), and EbixCash Travels Inc., a Cayman Islands exempted company limited by shares and wholly-owned subsidiary of Ebix (“Merger Sub”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Yatra, with Yatra surviving as a wholly-owned subsidiary of Ebix (the “Merger”).
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), as issued and outstanding immediately prior to the Effective Time, each (i) ordinary share, par value $0.0001 per share, of Yatra (the “Ordinary Shares”), (ii) Class A Non-Voting Share, par value $0.0001 per share, of Yatra (the “Class A Shares”), (iii) share of Class F common stock, par value $0.0001 per share, of Yatra USA Corp. (the “Yatra USA Class F Shares”), will be cancelled and converted into the right to receive 0.005 (the “Exchange Ratio”) shares of Series Y Convertible Preferred Stock, par value $0.10 per share, of Ebix (“Series Y Preferred Stock”) (the “Merger Consideration”).

Subject to the terms and conditions of the Merger Agreement, as a result of the Merger:

•
Each Class F Share, par value $0.0001 per share, of Yatra (the “Class F Shares”) will be cancelled and converted into the right to receive 0.00000005 of a share of Series Y Preferred Stock (the “Class F Exchange Ratio”).

•	Each Yatra India Share will be cancelled and converted into the right to receive a specified amount of shares of Series Y Preferred Stock as set forth in the Merger Agreement.

•
Each option to purchase Ordinary Shares that is outstanding immediately prior to the Effective Time (a “Yatra Share Option”), whether vested or unvested, will be cancelled and converted into the right to receive in respect of each Net Option Share (as defined below), if any, subject to such Yatra Share Option, the Merger Consideration that would be received for one Ordinary Share. A Net Option Share means the quotient obtained by dividing (i) the product obtained by multiplying (A) the excess, if any, of the Merger Consideration Value (as defined below) over the exercise price per Yatra Share subject to such Yatra Share Option immediately prior to the Effective Time by (B) the number of Yatra Shares subject to such Yatra Share Option immediately prior to the Effective Time, by (ii) Merger Consideration Value. For purposes of the preceding sentence, the “Merger Consideration Value” means the product of (x) the Common Exchange Ratio and (y) $59.

•
Each Yatra restricted stock unit that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration due an Ordinary Share.

•
Each warrant to purchase Ordinary Shares that is outstanding immediately prior to the Effective Time (the “Yatra Warrant”) shall be assumed by Parent and become, as of the Effective Time, an option (an “Assumed Warrant”) to purchase, on the same terms and conditions (including applicable vesting, exercise and expiration provisions) as applied to each such Yatra Warrant immediately prior to the Effective Time, Series Y Preferred Stock, except that (A) the number of shares of Series Y Preferred Stock, subject to such Assumed Warrant shall equal the product of (x) the number of Ordinary Shares that were subject to such Yatra Warrant immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio, and (B) the per-share exercise price shall equal the quotient of (1) the exercise price per Ordinary Share at which such Yatra Warrant was exercisable immediately prior to the Effective Time, divided by (2) the Exchange Ratio.

Completion of the Merger is subject to customary closing conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of a majority of at least two-thirds of the Yatra shareholders entitled to vote at an extraordinary general meeting duly called for the purpose of voting on the Special Resolution to approve the Merger and Merger Agreement (the “Yatra Stockholder Approval”), (ii) the Series Y Preferred Stock to be issued in the Merger being authorized for listing on Nasdaq, (iii) there being in effect no Cayman Islands law, United States, federal, state or local, or any foreign, law, constitution, treaty, convention, ordinance, code, rule, statute or regulation enacted, issued, adopted, promulgated, entered into or applied by a relevant governmental entity, that following the signing of the Merger Agreement or order prohibits, renders illegal or enjoins the consummation of the Merger, (iv) the expiration or termination of the waiting period applicable to the Merger under any applicable federal, state, foreign or supranational antitrust laws, and (v) the declaration of the effectiveness by the U.S. Securities and Exchange Commission (the “SEC”) of the Registration Statement on Form S-4 to be filed with the SEC by Ebix in connection with the registration of the Series Y Preferred Stock to be issued in the Merger. The obligations of each party to consummate the Merger are also conditioned upon (i) the accuracy of the representations and warranties of the other party as of the closing (subject to customary materiality qualifiers), (ii) the absence of any material breach by the other party of any of its covenants or agreements under the Merger Agreement, and (iii) the absence of a material adverse effect with respect to the other party.
The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature. During the period from the date of the Merger Agreement until the Effective Time, each of Ebix and Yatra has agreed, subject to certain exceptions, to certain covenants relating to, among other things, (i) the conduct of their respective businesses and (ii) the use of their respective reasonable best efforts to obtain governmental and regulatory approvals. In addition, subject to certain exceptions, Yatra has agreed to covenants relating to (i) the submission of the Merger Agreement to Yatra’s stockholders at a special meeting thereof for adoption (ii) the recommendation by the board of directors of Yatra in favor of the adoption by the Yatra stockholders of the Merger Agreement and (iii) cancellation of certain outstanding warrants.
The Merger Agreement contains certain termination rights for Ebix and Yatra, including, among others, the right of either party to terminate the Merger Agreement if (i) the Merger has not been consummated on or prior to April 16, 2020, (ii) any court or other governmental authority of competent jurisdiction has issued an order or taken any other actions permanently restraining, enjoining or otherwise prohibiting the Merger, and such order or other action has become final and nonappealable, (iii) the Yatra Stockholder Approval is not obtained at an extraordinary general meeting of Yatra stockholders called for the purpose of voting on the Special Resolution to approve the Merger and Merger Agreement, or (iv) the other party breaches its representations, warranties or covenants in a manner that results in the failure of the related closing condition to be satisfied (subject to a cure period in certain circumstances). In addition, prior to the receipt of the Yatra Stockholder Approval, (i) Yatra may terminate the Merger Agreement in order to enter into a definitive agreement for an acquisition proposal that constitutes a Superior Proposal (as defined in the Merger Agreement) and (ii) Ebix may terminate the Merger Agreement as a result of Yatra’s board of directors changing its recommendation with respect to the Merger Agreement. The Merger Agreement also provides that under specified circumstances, including a termination by Yatra to enter into a definitive agreement for an acquisition proposal that constitutes a Superior Proposal or a termination by Ebix as a result of the Yatra’s board of directors changing its recommendation with respect to the Merger Agreement, Yatra will pay Ebix a termination fee of $8,160,000. Further, the Merger Agreement provides that if the Merger Agreement is terminated by Yatra or Ebix under certain specified circumstances where the termination fee is not payable, Yatra will pay Ebix all reasonable, documented expenses incurred or paid by or on behalf of Ebix or Merger Sub in connection with the Merger, up to $4,000,000.
In addition, Yatra has agreed to certain non-solicitation obligations relating to alternative acquisition proposals. Yatra further agreed not to, subject to certain exceptions, provide non-public information to, or engage in discussions or negotiations with, third parties regarding alternative acquisition proposals. However, prior to the time when the Yatra Stockholder Approval is obtained, Yatra may, in certain circumstances and in compliance with certain obligations, provide non-public information to, and participate in discussions or negotiations with third parties with respect to alternative acquisition proposals that were not solicited in violation of the Merger Agreement and, subject to compliance with certain other obligations, change its recommendation that Yatra’s stockholders adopt the Merger Agreement and/or terminate the Merger Agreement to enter into a definitive agreement with respect to an acquisition proposal that constitutes a Superior Proposal (as defined in the Merger Agreement).
The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide Ebix stockholders, Yatra stockholders and other persons with information regarding its terms and is not intended to provide any factual information about Ebix or Yatra. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; are solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by Ebix stockholders, Yatra stockholders or other persons, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Ebix stockholders, Yatra stockholders or other persons. Ebix stockholders, Yatra stockholders and other persons are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to Yatra stockholders’ right to receive the Merger Consideration and the right of holders of Yatra equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement and certain other limited obligations) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Ebix, Yatra or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Ebix’s or Yatra’s public disclosures. Ebix acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 8.01 Other Events.

On July 17, 2019, Ebix and Yatra issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
NOTE ON FORWARD LOOKING STATEMENTS
This communication contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” or other similar words, phrases or expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the proposed merger, integration and transition plans, synergies, opportunities and anticipated future performance. Readers of this communication should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the expectations contained in the forward-looking statements.
These risks and uncertainties include, among other things: the timing and likelihood of, and any conditions or requirements imposed in connection with, obtaining required stockholder or regulatory approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived; delay in closing the proposed transaction or the possibility of non-consummation of the proposed transaction; the risk that expected benefits, synergies and growth opportunities of the proposed transaction may not be achieved in a timely manner or at all, including that the proposed transaction may not be accretive within the expected timeframe or to the extent anticipated; the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the risk that Ebix and Yatra will be unable to retain or hire key personnel; the ability to successfully integrate Yatra’s business with Ebix following the closing; and the risk that disruption from the proposed transaction may adversely affect Ebix’s and Yatra’s business and their respective relationships with customers, vendors or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both Ebix’s and Yatra’s filings with the SEC. Except as required by law, neither Ebix nor Yatra undertakes any obligation to update forward-looking statements made by it to reflect new information, subsequent events or circumstances.
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed transaction, Ebix expects to file with the SEC a registration statement of Ebix on Form S-4 (the “registration statement”) that will include a proxy statement of Yatra and that will also constitute a prospectus of Ebix (the “proxy statement/prospectus”). Yatra expects to mail the proxy statement/prospectus to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT INFORMATION FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EBIX, YATRA AND THE PROPOSED TRANSACTION. The registration statement and other documents filed by Ebix with the SEC may be obtained free of charge at Ebix’s website at http://www.ebix.com or at the SEC’s website at http://www.sec.gov. These documents may also be obtained free of charge from Ebix by requesting them by mail at Ebix, Inc. at 1 Ebix Way, Johns Creek, Georgia 30097, Attn: Investor Relations, or by telephone at (678) 281-2027. The proxy statement/prospectus and other documents filed by Yatra with the SEC may be obtained free of charge at Yatra’s website at http://www.yatra.com or at the SEC’s website at http://www.sec.gov.
PARTICIPANTS IN SOLICITATION
Ebix and Yatra and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Ebix’s directors and executive officers is available in Ebix’s Form 10-K/A filed with the SEC on April 30, 2019 as well as Ebix’s proxy statement on Schedule 14A for Ebix’s 2019 annual meeting of stockholders expected to be filed with the SEC on July 19, 2019. Information about Yatra’s directors and executive officers is available in Yatra’s Annual Report for the year ended March 31, 2018 on Form

20-F filed with the SEC on July 31, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Ebix or Yatra as indicated above.
NO OFFER OR SOLICITATION
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated July 16, 2019, by and among Ebix, Yatra, and Merger Sub
99.1	Joint Press Release issued by Ebix and Yatra, dated July 17, 2019

*
Schedules and exhibits have been omitted pursuant to Item 601 of Regulation S-K. EBIX, Inc. hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Sean T. Donaghy
Name:	Sean T. Donaghy
Title:	Chief Financial Officer(principal financial and accounting officer)

Dated: July 17, 2019